EXHIBIT 99.2
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Certification of Chief Executive Officer and Chief Financial Officer
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Quarterly Report of Natalma Industries, Inc.
(Registrant) on Form 10-QSB for the quarter ended September 30, 2004, asfiled with the Securities and Exchange Commission on the date hereof (the Report), I, Derick Sinclair, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Registrant,
 hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: November 13, 2004        /s/ Derick Sinclair
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                              Chief Executive Officer, Chief
                              Chief Financial Officer and
                              Principal Accounting Officer of
                              Natalma Industries, Inc., Registrant